UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2018

Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)
Delaware
(State of incorporation or organization)
001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 West Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Thomas P. Hayes has stepped down as the President and Chief Executive Officer of Tyson Foods, Inc. (together with its subsidiaries, the “Company”) and resigned as a member of the Board of Directors of the Company, effective as of September 30, 2018.

On September 14, 2018, the Board of Directors of the Company appointed Noel White to the position of President and Chief Executive Officer, effective as of September 30, 2018. Formerly the Group President Beef, Pork and International for the Company, Mr. White succeeds Mr. Hayes in such position.

Mr. White has over 30 years of experience in the food industry and worked at IBP, inc. for nearly two decades prior to its 2001 acquisition by the Company. He has served in various leadership roles throughout his career with Tyson Foods, including as Chief Operations Officer. As Group President Beef, Pork and International, he was responsible for delivering top and bottom line growth for the Company’s beef and pork segments as well as the international business. Previously, he was President, Poultry from 2013 to 2017 and has also served in numerous sales, management, and company officer positions.

Mr. White does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

The Company intends to enter into a separation and release agreement with Mr. Hayes.

Item 7.01. Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press release issued by the Company on September 17, 2018.

The information furnished in Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Tyson Foods, Inc. on September 17, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: September 17, 2018	By:	/s/ Stewart F. Glendinning
	Name:	Stewart F. Glendinning
	Title:	Executive Vice President and Chief Financial Officer